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                                                                    Exhibit 99.1

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                                NATIONSRENT, INC.

                                (AUGUST 23, 2001)

                                    ARTICLE I

                                     OFFICES

         SECTION 1.1 REGISTERED OFFICE. The registered office of NationsRent, Inc., a Delaware corporation (the "Corporation"), shall be located at 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

         SECTION 1.2 OFFICES. The Corporation may establish or discontinue, from time to time, such other offices and places of business within or without the State of Delaware as the Board of Directors deems proper for the conduct of the Corporation's business.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         SECTION 2.1 ANNUAL MEETING. If required by applicable law, an annual meeting of stockholders for the purpose of electing directors and transacting such other business as may come before it shall be held at such place, within or without the State of Delaware, on such date and at such time as shall be designated by the Board of Directors or the Chairman of the Board.

         SECTION 2.2 SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes shall only be called by the Board of Directors, and may not be called by any other person or persons. Business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice.

         SECTION 2.3 NOTICE OF MEETINGS. Written notice of each meeting of stockholders shall be given to each stockholder of record entitled to vote at the meeting at the stockholder's address as it appears on the stock books of the Corporation. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice shall state the time and the place of the meeting and


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shall be given not less than ten (10) nor more than sixty (60) days before the day of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. In the case of a special meeting, the notice shall state the purpose or purposes for which the meeting is being called. Whenever notice is required to be given hereunder, a written waiver of notice signed by the stockholder entitled to notice, whether before or after the time stated in the notice, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when a person attends for the express purpose of objecting, at the beginning of the meeting, to the transaction or any business because the meeting is not lawfully called or convened.

         SECTION 2.4 QUORUM AND ADJOURNMENT. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the holders of a majority of the voting power of such shares of stock present in person or by proxy may adjourn such meeting, from time to time, without notice other than announcement at the meeting (unless otherwise required by law), until a quorum shall attend. At any meeting reconvened after such adjournment at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called, but only those stockholders entitled to vote at the meeting as originally called shall be entitled to vote at any reconvened meeting, unless a new record date for such meeting is fixed.

         SECTION 2.5 OFFICERS AT STOCKHOLDERS' MEETINGS. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the Vice Chairman of the Board, if any, or in his or her absence by the Chief Executive Officer, or in his or her absence by the President, or in his or her absence by the Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting.

         SECTION 2.6 LIST OF STOCKHOLDERS ENTITLED TO VOTE. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, as required by applicable law. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

         SECTION 2.7 FIXING DATE FOR STOCKHOLDERS OF RECORD. In order that the Corporation may identify the stockholders entitled to notice of or to vote at any meeting of stockholders or any


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adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not precede the date such resolution is adopted and which record date (i) shall not be, in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, less than ten (10) days nor more than sixty (60) days before the date of such meeting, (ii) in the case of determination of stockholders entitled to express consent to a corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board of Directors, and (iii) in the case of any other action, shall not be more than sixty (60) days prior to any other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice of the meeting is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, (i) when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or any officer or agent of the Corporation having custody of the minute books of the Corporation, or (ii) if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         SECTION 2.8 VOTING AND PROXIES. Subject to the provisions for fixing the date for stockholders of record:

                  (a) Except as otherwise specified in the Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote for each share of stock held by that stockholder having voting rights as to the matter being voted upon.

                  (b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for that stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy expressly provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not


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irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.

                  (c) Each matter properly presented at any meeting of stockholders shall, unless otherwise provided by the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation which are present in person or by proxy and entitled to vote thereon.

         SECTION 2.9 INSPECTORS OF ELECTION. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

         SECTION 2.10 CONDUCT OF MEETINGS. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting


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and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

         SECTION 2.11 CONSENT OF STOCKHOLDERS IN LIEU OF MEETING.

                  (a) Any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without a prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of such action without a meeting by less than unanimous written consent shall be given to each stockholder who did not consent thereto in writing.

                  (b) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall be as fixed by the Board of Directors or as otherwise established pursuant to Section
2.7. Any person seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the Secretary and delivered to the Corporation, request that a record date be fixed for such purpose. If the Board of Directors fails within ten (10) days after the Corporation receives such notice to fix a record date for such purpose, the record date shall be the day on which the first written consent is delivered to the Corporation in the manner described in Section 2.7, unless prior action by the Board of Directors is required under the General Corporation Law of the State of Delaware, in which event the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action as descried in Section 2.7. In the event of the delivery to the Corporation of a written consent purporting to take or authorizing the taking of corporate action and/or related revocations (a "Consent"), the Secretary of the Corporation shall provide for the safe-keeping of such Consent and shall promptly conduct such ministerial review of the sufficiency of the Consents and of the validity of the action to be taken by shareholder consent as he or she deems necessary or appropriate, including, without limitation, whether the holders of a number of shares having the requisite voting power to authorize or take the action specified in the Consent have given consent; provided, however, that if the corporate action to which the Consent relates is the removal or replacement of one or more members of the Board of Directors, the Secretary of the Corporation shall promptly designate two persons, who shall not be members of the Board of Directors, to serve as Inspectors with respect to such Consent and such Inspectors shall discharge the functions of the Secretary of the Corporation under this Section 2.11. If after such investigation the Secretary or the Inspectors, as the case may be, shall determine that the

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Consent is valid and that the action therein specified has been validly authorized, that fact shall forthwith be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders, and the Consent shall be filed in such records, at which time the Consent shall become effective as stockholder action. In conducting the investigation required by this Section 2.11, the Secretary or the Inspectors, as the case may be, may, at the expense of the Corporation, retain special legal counsel and any other necessary or appropriate professional advisors, and such other personnel as they may deem necessary or appropriate to assist them, and shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.

         SECTION 2.12 NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

                  (a) ANNUAL MEETINGS OF STOCKHOLDERS. (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (i) pursuant to the Corporation's notice of meeting (or any supplement thereto), (ii) by or at the direction of the Board of Directors, or (iii) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section
2.12 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this
Section 2.12.

                  (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph
(a)(1) of this Section 2.12, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business other than the nominations of persons for election to the Board of Directors must constitute a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth
(10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (i) as to each person whom the stockholder proposes to nominate for election as a director
(A) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (B) such person's written consent to


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being named in the proxy statement as a nominee and to serving as a director if elected; (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (B) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (C) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (D) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder's proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

                  (3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 2.12 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 2.12 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

                  (b) SPECIAL MEETINGS OF STOCKHOLDERS. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (1) by or at the direction of the Board of Directors or (2) provided


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that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.12 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this
Section 2.12. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(2) of this Section 2.12 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth
(10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

                  (c) GENERAL. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.12 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.12. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (i) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.12 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (a)(2)(iii)(d) of this
Section 2.12) and (ii) if any proposed nomination or business was not made or proposed in compliance with this Section 2.12, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.12, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

                  (2) For purposes of this Section 2.12, "public announcement" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.


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                  (3) Notwithstanding the foregoing provisions of this Section
2.12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.12. Subject to compliance with the provisions of the Certificate of Incorporation of the Corporation, nothing in this Section 2.12 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock of the Corporation to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

                                   ARTICLE III

                                    DIRECTORS

         SECTION 3.1 NUMBER AND TERM OF OFFICE. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. The number of directors that shall constitute the whole Board of Directors shall be fixed from time to time by resolution of the stockholders or the Board of Directors and shall consist of not more than twelve (12) members. At the first annual meeting of stockholders and at each annual meeting of stockholders thereafter, the respective terms of all of the directors then serving in office shall expire at the meeting, and successors to the directors shall be elected to hold office until the next succeeding annual meeting. Existing directors may be nominated for election each year for a successive term, in the manner provided in these Bylaws. Each director shall hold office for the term for which he or she is elected and qualified or until his or her successor shall have been elected and qualified or until his or her earlier resignation, removal from office or death. The Board of Directors may from time to time establish minimum qualifications for eligibility to become a director. Those qualifications may include, but shall not be limited to, a prerequisite stock ownership in the Corporation.

         SECTION 3.2 PLACE OF MEETINGS. Meetings of the Board of Directors may be held at any place, within or without the State of Delaware, from time to time as designated by the Chairman of the Board or by the body or person calling such meeting.

         SECTION 3.3 ANNUAL MEETINGS. As soon as practicable after each annual meeting of stockholders and without further notice, the directors elected at such meeting shall hold the annual meeting of the Board of Directors at the place at which such meeting of stockholders took place, provided a majority of the whole Board of Directors is present. If such a majority is not present, such meeting may be held at any other time or place which may be specified in a notice given in the manner provided for special meetings of the Board of Directors or in a waiver of notice thereof.

         SECTION 3.4 REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at such times as may be determined by the Board of Directors. No notice shall be required for any regular meeting.


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         SECTION 3.5 SPECIAL MEETINGS. Special meetings of the Board of
Directors may be called by the Chairman of the Board, the Chief Executive Officer or the President. Notice of any special meeting shall be mailed to each director at that director's residence or usual place of business not later than three (3) days before the day on which the meeting is to be held, or shall be given to that director by telegraph, telecopier or other method of electronic transmission, by overnight express mail service, personally, or by telephone, not later than twenty-four (24) hours before the time of such meeting. Notice of any meeting of the Board of Directors need not be given to any director if that director signs a written waiver thereof either before or after the time stated therein. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         SECTION 3.6 ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the Board of Directors or of such committee.

         SECTION 3.7 PRESIDING OFFICER AND SECRETARY AT MEETINGS. Each meeting of the Board of Directors shall be presided over by the Chairman of the Board of Directors, or in his or her absence, by the Vice Chairman of the Board, the Chief Executive Officer or the President, in that order, and if none is present, then by such member of the Board of Directors as shall be chosen at the meeting.

         SECTION 3.8 QUORUM; VOTE REQUIRED FOR ACTION. A majority of the total authorized number of directors shall constitute a quorum for the transaction of business. In the absence of a quorum, a majority of those present (or if only one be present, then that one) may adjourn the meeting, without notice other than announcement at the meeting, until such time as a quorum is present. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

         SECTION 3.9 MEETING BY TELEPHONE. Members of the Board of Directors or of any committee thereof may participate in a meeting of the Board of Directors or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Such participation shall constitute presence in person at such meeting.

         SECTION 3.10 COMPENSATION. Directors shall receive such compensation and expense reimbursements for their services as directors or as members of committees as set by the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the


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Corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

         SECTION 3.11 RESIGNATIONS. Any director, member of a committee or officer of the Corporation may resign at any time by giving written notice thereof to the Chairman of the Board or the President. Such resignation shall be effective at the time of its receipt, unless a date certain is specified for it to take effect. Acceptance of any resignation shall not be necessary to make it effective.

         SECTION 3.12 REMOVAL OF DIRECTORS. No director may be removed without cause before the expiration of his or her term of office except by vote of the stockholders at a meeting called for such a purpose.

         SECTION 3.13 FILLING OF VACANCIES. In case of a vacancy created by an increase in the number of directors or any vacancy created by death, removal, or resignation, the vacancy or vacancies may be filled either (a) by the Board of Directors, or (b) by the stockholders. In the case of a director appointed to fill a vacancy created by an increase in the number of directors, the director so appointed shall hold office for the term to which he or she is appointed or until his or her successor is elected and qualified. In the case of a director appointed to fill a vacancy created by the death, removal or resignation of a director, the newly appointed director shall hold office for the term to which his or her predecessor was elected or until his or her successor is elected and qualified.

                                   ARTICLE IV

                                   COMMITTEES

         The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each such committee to consist of one or more directors of the Corporation. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in such resolution or resolutions and to the extent permitted by law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matter: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the General Corporation Law of the State of Delaware to be submitted to stockholders for approval; or (ii) adopting, amending or repealing the Bylaws of the Corporation.


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




                                    ARTICLE V

                                  THE OFFICERS

         SECTION 5.1 DESIGNATION. The Corporation shall have such officers with such titles and duties as set forth in these Bylaws or in a resolution of the Board of Directors adopted on or after the effective date of these Bylaws.

         SECTION 5.2 ELECTION AND QUALIFICATION. The officers of the Corporation shall be elected by the Board of Directors and, if specifically determined by the Board of Directors, may consist of a Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, one or more Vice Presidents, a Secretary, a Treasurer, one or more Assistant Secretaries and Assistant Treasurers, and such other officers and agents as the Board of Directors may deem advisable. None of the officers of the Corporation need be directors.

         SECTION 5.3 TERM OF OFFICE. Officers shall be chosen in such manner and shall hold their office for such term as determined by the Board of Directors. Each officer shall hold office from the time of his or her election and qualification to the time at which his or her successor is elected and qualified, or until his or her earlier resignation, removal or death.

         SECTION 5.4 RESIGNATION. Any officer of the Corporation may resign at any time by giving written notice of such resignation to the Chairman of the Board of Directors or to the President. Any such resignation shall take effect at the time specified therein or, if no time be specified, upon receipt thereof by the Chairman of the Board of Directors or the President. The acceptance of such resignation shall not be necessary to make it effective.

         SECTION 5.5 REMOVAL. Any officer may be removed at any time, with or without cause, by the Board of Directors or by the Chairman of the Board of Directors.

         SECTION 5.6 COMPENSATION. The compensation of each officer shall be determined by the Board of Directors.

         SECTION 5.7 THE CHAIRMAN AND THE VICE CHAIRMAN OF THE BOARD OF DIRECTORS. Unless otherwise specifically determined by resolution by the Board of Directors, the Chairman of the Board and the Vice Chairman of the Board shall be officers of the Corporation. The Chairman of the Board shall, subject to the direction and oversight of the Board, oversee the business plans and policies of the Corporation, and shall oversee the implementation of those business plans and policies. The Chairman shall report to the Board, shall preside at meetings of the Board of Directors and of its Executive Committee, and shall have general authority to execute bonds, deeds and contracts in the name of and on behalf of the Corporation. In the absence or disability of the


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




Chairman, the Vice Chairman shall be vested with and shall perform all powers and duties of the Chairman.

         SECTION 5.8 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall, subject to the direction of the Board, establish and implement the business plans, policies and procedures of the Corporation. The Chief Executive Officer shall report to the Chairman of the Board, shall preside over meetings of the Board in the absence of the Chairman or Vice Chairman of the Board, and shall have general authority to execute bonds, deeds and contracts in the name of and on behalf of the Corporation and in general to exercise all the powers generally appertaining to the Chief Executive Officer of a corporation.

         SECTION 5.9 PRESIDENT, CHIEF OPERATING OFFICER AND CHIEF FINANCIAL OFFICER. The President, the Chief Operating Officer and the Chief Financial Officer shall have such duties as shall be assigned to each from time to time by the Chairman of the Board, the Chief Executive Officer and by the Board. During the absence of the Chairman of the Board of the Vice Chairman of the Board or during their inability to act, the President shall exercise the powers and shall perform the duties of the Chairman of the Board, subject to the direction of the Board of Directors.

         SECTION 5.10 VICE PRESIDENT. Each Vice President shall have such powers and shall perform such duties as shall be assigned to him or her by the Board of Directors.

         SECTION 5.11 SECRETARY. The Secretary shall attend meetings of the Board of Directors and stockholders and record votes and minutes of such proceedings, subject to the direction of the Chairman; assist in issuing calls for meetings of stockholders and directors; keep the seal of the Corporation and affix it to such instruments as may be required from time to time; keep the stock transfer books and other books and records of the Corporation; act as stock transfer agent for the Corporation; attest the Corporation's execution of instruments when requested and appropriate; make such reports to the Board of Directors as are properly requested; and perform such other duties incident to the office of Secretary and those that may be otherwise assigned to the Secretary from time to time by the President or the Chairman of the Board of Directors.

         SECTION 5.12 TREASURER. The Treasurer shall have custody of all corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation. The Treasurer shall deposit or disburse all moneys and other property in the name and to the credit of the Corporation as may be designated by the President or the Board of Directors. The Treasurer shall render to the President and the Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. The Treasurer shall perform other duties incident to the office of Treasurer as the President or the Board of Directors shall from time to time designate.


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




         SECTION 5.13 OTHER OFFICERS. Each other officer of the Corporation shall have such powers and shall perform such duties as shall be assigned to him or her by the Board of Directors.

                                   ARTICLE VI

                    CERTIFICATES OF STOCK, TRANSFER OF STOCK
                           AND REGISTERED STOCKHOLDERS

         SECTION 6.1 STOCK CERTIFICATES. The interest of each holder of stock of the Corporation shall be evidenced by a certificate or certificates signed by or in the name of the Corporation by the Chairman of the Board of Directors or the Vice Chairman of the Board of Directors, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation certifying the number of shares owned by the holder thereof in the Corporation. Any of or all of the signatures on the certificate may be a facsimile. If any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, the certificate may be issued by the Corporation with the same effect as if he/she were such officer, transfer agent or registrar at the date of issuance.

         SECTION 6.2 CLASSES/SERIES OF STOCK. The Corporation may issue one or more classes of stock or one or more series of stock within any class thereof, as stated and expressed in the Certificate of Incorporation or of any amendment thereto, any or all of which classes may be stock with par value or stock without par value. The powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, in accordance with the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         SECTION 6.3 TRANSFER OF STOCK. Subject to the transfer restrictions permitted by Section 202 of the General Corporation Law of the State of Delaware and to stop transfer orders directed in good faith by the Corporation to any transfer agent to prevent possible violations of federal or state securities laws, rules or regulations, the shares of stock of the Corporation shall be transferable upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such


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other persons as the directors may designate, by whom they shall be canceled, and new certificates shall be issued. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

         SECTION 6.4 HOLDERS OF RECORD. Prior to due presentment for registration of transfer, the Corporation may treat the holder of record of a share of its stock as the complete owner thereof exclusively entitled to vote, to receive notifications and otherwise entitled to all the rights and powers of a complete owner thereof, notwithstanding notice of the contrary.

         SECTION 6.5 LOST, STOLEN, DESTROYED, OR MUTILATED CERTIFICATES. A new certificate of stock may be issued to replace a certificate theretofore issued by the Corporation, alleged to have been lost, stolen, destroyed or mutilated, and the Board of Directors or the President may require the owner of the lost or destroyed certificate or his or her legal representatives, to give such sum or post such bond as they may direct to indemnify the Corporation against any expense or loss it may incur on account of the alleged loss of any such certificate.

         SECTION 6.6 DIVIDENDS. Subject to the provisions of the Certificate of Incorporation and applicable law, the directors may, out of funds legally available therefor at any annual, regular, or special meeting, declare dividends upon the capital stock of the Corporation as and when they deem expedient. Dividends may be paid in cash, in property, or in shares of stock of the Corporation. Before declaring any dividends there may be set apart out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time in their discretion deem proper working capital to serve as a reserve fund to meet contingencies or as equalizing dividends or for such other purposes as the directors shall deem in the best interest of the Corporation.

                                   ARTICLE VII

                    INDEMNIFICATION OF OFFICERS AND DIRECTORS

         SECTION 7.1 INDEMNIFICATION. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a "Covered Person") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person.


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




         SECTION 7.2 INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under these provisions.

         SECTION 7.3 OTHER ENTITIES. For the purposes of this section, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers, and employees or agents so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provision of this section with respect to the resulting or surviving corporation as he/she would have with respect to such constituent corporation if its separate existence had continued.

         SECTION 7.4 ADVANCEMENT OF EXPENSES. The Corporation shall pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this
Article VII or otherwise.

         SECTION 7.5 CLAIMS. If a claim for indemnification or advancement of expenses under this Article VII is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

         SECTION 7.6 NONEXCLUSIVITY OF RIGHTS. The rights conferred on any Covered Person by this Article VII shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.


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




         SECTION 7.7 OTHER SOURCES. The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other Corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

         SECTION 7.8 AMENDMENT OR REPEAL. Any repeal or modification of the provisions of this Article VII shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

         SECTION 7.9 OTHER INDEMNIFICATION AND PREPAYMENT OF EXPENSES. This
Article VII shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.1 FISCAL YEAR. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

         SECTION 8.2 CORPORATE SEAL. The corporate seal shall be in such form as the Board of Directors may from time to time prescribe and the same may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

         SECTION 8.3 SEVERABILITY. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of the remaining provisions hereof.

                                   ARTICLE IX

                               AMENDMENT OF BYLAWS

         These Bylaws may be altered, amended or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.


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